NEWS RELEASE
26533 Evergreen Rd., Suite 500 • Southfield, Michigan 48076
(800) 229-4125

For Immediate Release
August 4, 2016

Covisint Corporation Announces First Quarter Fiscal 2017 Financial Results

DETROIT - August 4, 2016 -- Covisint Corporation (Nasdaq: COVS), the leading Cloud Platform for building Identity and Internet of Things (IoT) applications, today announced financial results for the first quarter of fiscal 2017, which ended June 30, 2016.

"Our core priority this fiscal year is to drive subscription revenue sales growth, while aggressively managing our cash position through strong expense management. We are encouraged by the early progress in our refined direct sales strategy, and we continue to increase our resources in the automotive market,” said Covisint Chairman and CEO, Sam Inman.

Inman continued, “Large organizations are beginning to see the benefit of transforming their business in the digital economy, and there is no place where that is more evident than in the moves being made by the global automotive industry.”

First Quarter Fiscal 2017 Financial Highlights

Revenue

•	Total revenue was $17.4 million, a decrease of 6% compared to $18.5 million in the prior year period.

•	Subscription revenue was $14.6 million, a decrease of 7% compared to $15.7 million in the prior year period.

•	Services revenue was $2.8 million, an increase of 1% compared to the prior year period.

Profitability

•	GAAP gross margin was 53%, compared to 61% in the prior fiscal quarter and 47% in the prior year period.

•	Non-GAAP gross margin was 58%, compared to 65% in the prior fiscal quarter and 52% in the prior year period.

•	GAAP net loss was $5.0 million or ($0.12) per diluted share, compared to net loss of $6.6 million or ($0.17) per diluted share in the prior year.

•	Non-GAAP net loss was $4.4 million or ($0.11) per diluted share, compared to net loss of $4.9 million or ($0.13) per diluted share in the prior year.

Balance Sheet

•	The Company had $41.8 million in cash and cash equivalents at June 30, 2016, compared with $39.7 million at March 31, 2016.

First Quarter Fiscal 2017 Business Highlights

•	Included in Forrester Research, Vendor Landscape: Identity Management Solutions for the Internet of Things, published May 2016.

•
Presented at Future Connected Cars USA, Director of Automotive, Tim Evavold, spoke on “Ride Sharing and Multimodal Transportation in Connected Environments”, and Chief Security Officer, David Miller, spoke on “Cybersecurity, Wearables, Devices and the Connected Vehicle”.

•
Presented at European Identity & Cloud Conference 2016, Chief Security Officer, David Miller, spoke on “Orchestrating Identities Across People, Systems and Things”, and “IoT and Blockchain - Predictions and Recommendations”.

•
Showcased the Covisint Cloud Platform at TU-Automotive Detroit 2016 on June 8-9, 2016. Leveraging 15-years of automotive experience to securely connect the growing vehicle ecosystem, the Covisint Cloud Platform unlocks the value of connected vehicles, improves the customer experience and increases visibility across dealer networks.

•
Presented keynote session at TU-Automotive Detroit 2016, Chief Security Officer, David Miller, detailed “Orchestrating Identities Across People, Systems and Things”, as well as Director of Automotive, Tim Evavold, sat on two panel sessions highlighting “Urban Mobility-as-a-Service” and “Connected Car Meets Connected Home”.

•	Featured in Gartner Research, Magic Quadrant for Identity and Access Management as a Service, Worldwide, published June 2016.

•	Featured in 451 Research, Covisint’s Automotive Drive Pops the Hood to Multiple Trusted IoT Stakeholders, Impact Report, published June 2016.

Use of Non-GAAP Financial Measures

In addition to reporting financial results in accordance with generally accepted accounting principles (“GAAP”), Covisint monitors non-GAAP measures, including non-GAAP gross profit, non-GAAP gross margin, non-GAAP net income (loss), non-GAAP net income (loss) per diluted share. Each of these financial measures excludes the impact of certain items (the impact of stock award compensation expense, the amortization and impairment of intangible assets and amounts incurred for capitalized internal software costs) and, therefore, has not been calculated in accordance with GAAP.

Covisint monitors these non-GAAP measures to evaluate its ongoing operational performance and enhance an overall understanding of its past financial performance. Covisint believes that these non-GAAP metrics help illustrate underlying trends in its business that could otherwise be masked by the effect of the expenses that are excluded in non-GAAP gross profit, non-GAAP gross margin, non-GAAP net income (loss), non-GAAP net income (loss) per diluted share. Furthermore, Covisint uses these measures to establish budgets and operational goals for managing its business and evaluating its performance. Covisint also believes that these non-GAAP measures provide additional tools for investors to use in comparing its recurring core business operating results over multiple periods against other companies in its industry.

The presentation of this non-GAAP financial information is not intended to be considered in isolation or as a substitute for results prepared in accordance with GAAP. A reconciliation of the non-GAAP financial measures discussed in this press release to the most directly comparable GAAP financial measures is included with the financial statements contained in this press release. Management uses both GAAP and non-GAAP information in evaluating and operating its business internally and as such has determined that it is important to provide this information to investors.

Conference Call and Webcast Information

Covisint management will hold a conference call at 5:00 p.m. (Eastern time) today to discuss these results. The U.S. toll free dial-in for the conference call is 1-877-407-4018, and the international dial-in number is 1-201-689-8471. No passcode is required. A live webcast of the conference call will also be available on the company's website at investors.covisint.com.

For those unable to participate in the conference call, a replay will be available after the conclusion of the earnings call on August 4, 2016, through August 11, 2016. The U.S. toll-free replay dial-in number is 1-877-870-5176 and the international replay dial-in number is 1-858-384-5517. The replay passcode is 13640954.

About Covisint Corporation

Covisint is the leading Cloud Platform for building Identity and Internet of Things (IoT) applications. Our Cloud Platform technology facilitates the rapid development of identification, authorization and connection of complex networks of people, processes, systems and things.

Covisint's Platform supports customers in their endeavors to securely identify, authenticate and connect users, devices, applications and information. It supports 3,000 organizations who connect more than 212,000 business partners and customers that support $4 billion in ecommerce transactions annually. Learn more at http://www.covisint.com/.

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Forward-looking Statements

This press release contains forward-looking statements, including statements regarding Covisint's future financial performance, market growth, the demand for Covisint's solutions, and general business conditions. Any forward-looking statements contained in this press release are based upon Covisint's historical performance and its current plans, estimates and expectations and are not a representation that such plans, estimates, or expectations will be achieved. These forward-looking statements represent Covisint's expectations as of the date of this press release. Subsequent events may cause these expectations to change, and Covisint disclaims any obligation to update the forward-looking statements in the future. These forward-looking statements are subject to known and unknown risks and uncertainties that may cause actual results to differ materially. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, our ability to attract new customers; the extent to which customers renew their contracts; the extent we are able to maintain pricing with our customers at renewal; the continued growth of the market for our solutions; the success of our channel partner and certified partner strategies; competition from current competitors and new market entrants; unpredictable macro-economic conditions; the loss of any of our key employees; the length of the sales for our solutions; and other risk and uncertainties. Further information on potential factors that could affect actual results is included in Covisint's reports filed with the SEC.

Investor Relations Contact
866-319-7659
investors@covisint.com

Media Contact
Brad Schechter, Vice President, Corporate Marketing
248-483-2097
bschecht@covisint.com

For Sales and Marketing Information
Covisint Corporation, 26533 Evergreen Road, Suite 500, Southfield, MI 48076, 800-229-4125
http://www.covisint.com

COVISINT CORPORATION
CONSOLIDATED BALANCE SHEETS
(In Thousands)
(Unaudited)

	June 30, 2016	March 31, 2016
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$41,759	$39,681
Accounts receivable, net	8,876	12,836
Prepaid expenses	2,549	2,167
Other current assets	1,110	1,603
Total current assets	54,294	56,287
PROPERTY AND EQUIPMENT, NET	7,079	7,847
CAPITALIZED SOFTWARE AND OTHER INTANGIBLE ASSETS, NET	11,330	11,486
OTHER:
Goodwill	25,385	25,385
Deferred costs	485	580
Deferred tax asset, net	163	171
Other assets	243	289
Total other assets	26,276	26,425
TOTAL ASSETS	$98,979	$102,045
LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
Accounts payable	$5,157	$5,061
Accrued commissions	1,026	1,071
Deferred revenue	19,467	15,952
Accrued expenses	2,228	2,377
Total current liabilities	27,878	24,461
DEFERRED REVENUE	1,607	3,595
ACCRUED LIABILITIES	2,402	2,327
DEFERRED TAX LIABILITY, NET	349	353
Total liabilities	32,236	30,736
COMMITMENTS AND CONTINGENCIES
SHAREHOLDER’S EQUITY:
Common Stock	—	—
Additional paid-in capital	162,529	161,997
Retained deficit	(95,530)	(90,527)
Accumulated other comprehensive loss	(256)	(161)
Total shareholders' equity	66,743	71,309
TOTAL LIABILITIES AND SHAREHOLDER’S EQUITY	$98,979	$102,045

COVISINT CORPORATION
CONSOLIDATED STATEMENTS OF OPERATIONS
(In Thousands, Except Per Share Data)
(Unaudited)

	THREE MONTHS ENDED JUNE 30,
	2016	2015
REVENUE	$17,445	$18,482
COST OF REVENUE	8,220	9,777
GROSS PROFIT	9,225	8,705
	53%	47%
OPERATING EXPENSES:
Research and development	3,776	3,663
Sales and marketing	7,210	7,476
General and administrative	3,208	4,087
Total operating expenses	14,194	15,226
OPERATING LOSS	(4,969)	(6,521)
Other income	16	2
LOSS BEFORE INCOME TAX PROVISION	(4,953)	(6,519)
INCOME TAX PROVISION	50	67
NET LOSS	($5,003)	($6,586)

DILUTED EPS COMPUTATION
Numerator: Net loss	($5,003)	($6,586)
Denominator:
Weighted-average common shares outstanding	40,500	39,059
Dilutive effect of stock awards	—	—
Total shares	40,500	39,059
Diluted EPS	($0.12)	($0.17)

COVISINT CORPORATION
RECONCILIATION OF GAAP TO NON-GAAP
(In Thousands, Except Per Share Data)
(Unaudited)

	THREE MONTHS ENDED JUNE 30,
	2016	2015
Gross profit	$9,225	$8,705
Gross profit %	53%	47%
Adjustments:
Stock compensation expense—cost of revenue	5	30
% of total revenue	—%	—%
Cost of revenue—amortization of capitalized software	844	904
% of total revenue	5%	5%
Adjusted gross profit	$10,074	$9,639
Adjusted gross profit %	58%	52%

	THREE MONTHS ENDED JUNE 30,
	2016	2015
Cost of revenue	$8,220	$9,777
Adjustments:
Stock compensation expense	5	30
Cost of revenue - amortization of capitalized software	844	904

Cost of revenue, non-GAAP	$7,371	$8,843

	THREE MONTHS ENDED JUNE 30,
	2016	2015
Research and development	$3,776	$3,663
Adjustments:
Capitalized internal software costs	(688)	(400)
Stock compensation expense	4	26

Research and development, non-GAAP	$4,460	$4,037

	THREE MONTHS ENDED JUNE 30,
	2016	2015
Sales and marketing	$7,210	$7,476
Adjustments:
Stock compensation expense	49	109
Amortization of customer relationship agreements	—	—

Sales and marketing, non-GAAP	$7,161	$7,367

	THREE MONTHS ENDED JUNE 30,
	2016	2015
General and administrative	$3,208	$4,087
Adjustments:
Stock compensation expense	433	984
Amortization of trademarks	—	—

General and administrative, non-GAAP	$2,775	$3,103

	THREE MONTHS ENDED JUNE 30,
	2016	2015
Net loss	($5,003)	($6,586)
Adjustments:
Capitalized internal software costs	(688)	(400)
Stock compensation expense	491	1,149
Amortization of capitalized software and other intangibles	844	904
Net loss, non-GAAP	($4,356)	($4,933)

	THREE MONTHS ENDED JUNE 30,
	2016	2015
Diluted EPS	($0.12)	($0.17)
Adjustments:
Capitalized internal software costs	(0.02)	(0.01)
Stock compensation expense	0.01	0.03
Amortization of capitalized software and other intangibles	0.02	0.02
Diluted EPS, non-GAAP	($0.11)	($0.13)

COVISINT CORPORATION
CONSOLIDATED STATEMENTS OF CASH FLOWS
(In Thousands)
(Unaudited)

	THREE MONTHS ENDED JUNE 30,
	2016	2015
CASH FLOWS PROVIDED BY (USED IN) OPERATING ACTIVITIES:
Net loss	($5,003)	($6,586)
Adjustments to reconcile net loss to cash provided by (used in) operations:
Depreciation and amortization	1,642	1,738
Deferred income taxes	13	67
Stock award compensation	491	1,149
Other	—	32
Net change in assets and liabilities:
Accounts receivable	3,931	2,542
Other assets	244	2,004
Accounts payable and accrued expenses (1)	47	(3,280)
Deferred revenue	1,551	2,429
Net cash provided by operating activities	2,916	95
CASH FLOWS PROVIDED BY (USED IN) INVESTING ACTIVITIES:
Purchase of:
Property and equipment (1)	(25)	(2,874)
Capitalized software	(688)	(401)
Net cash used in investing activities	(713)	(3,275)
CASH FLOWS PROVIDED BY (USED IN) FINANCING ACTIVITIES:
Vendor financing repayments	(127)	—
Net proceeds from exercise of stock awards	45	247
Net cash provided by (used in) financing activities	(82)	247
EFFECT OF EXCHANGE RATE CHANGES ON CASH	(43)	43
NET CHANGE IN CASH	2,078	(2,890)
CASH AT BEGINNING OF PERIOD	39,681	50,077
CASH AT END OF PERIOD	$41,759	$47,187

(1)
Accounts payable and accrued expenses in the balance sheet as of June 30, 2015 includes $0.5 million associated with purchases of property and equipment, which are non-cash acquisitions of fixed assets as of June 30, 2015.